UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 25, 2019
GH Capital, Inc.
(Exact name of registrant as specified in its charter)
Florida	333-211778	38-3955212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 South Biscayne Boulevard, Suite 2790 , Miami, FL	33131
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(305) 714-9397

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

ITEM 8.01 Other Events.

On October 25, 2019, counsel for GH Capital, Inc., a Florida corporation (the “Company”) submitted a Supplemental filing with OTC Markets address the concern that the Company was a shell company as defined by Rule 405 of the Securities Act. As an exhibit, the Company provided the opinion of counsel of the Company, Eilers Law Group, P.A., regarding its analysis of shell company status. A copy of counsel’s legal opinion is attached hereto.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Opinion of Eilers Law Group, P.A. regarding shell status of the Company dated October 25, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GH Capital, Inc.
(Registrant)
Date:	October 28, 2019
		By:	/s/ William Bollander
		Name:	William Bollander
		Title:	Chief Executive Officer